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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 25, 2001


                              DIGIMARC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        000-28317                                        94-3342784
(Commission file Number)                   (I.R.S. Employer Identification No.)


            19801 S.W. 72ND AVENUE, SUITE 100, TUALATIN, OREGON 97062
                    (Address of Principal Executive Offices)

                            TELEPHONE: (503) 885-9699
              (Registrant's Telephone Number, Including Area Code)


                                 With a copy to:
                              Gavin B. Grover, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105

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ITEM 5.  OTHER EVENTS.

On April 25, 2001, the Registrant issued, and Macrovision Corporation, on behalf of all participants in the VWM Group,issued, press releases announcing that the Registrant, Macrovision Corporation, Koninklijke Philips Electronics N.V., Hitachi, Ltd., NEC Corporation, Pioneer Corporation and Sony Corporation entered into a letter of intent to form the VWM Group v(Video Watermarking Group) to provide video copy prevention and play control solution for digitial recording devices. The participating companies will contribute their respective technologies to a jointly developed solution, and will be licensing any necessary intellectual property rights for use by the VWM Group. A copy of the Registrant's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

99.1  Press Release issued by the Registrant dated April 25, 2001

99.2  Joint Press Release dated April 25, 2001



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Date: April 25, 2001

                              DIGIMARC CORPORATION


                              By: /s/ E.K. Ranjit
                              ------------------------------
                                  E.K. Ranjit
                                  Chief Financial Officer